Supplement Dated November 19, 2021
To The Prospectus Dated April 26, 2021

JNL® Series Trust

Please note that the changes may impact your variable annuity product(s).

Effective October 15, 2021, for the JNL/PPM America Total Return Fund, please delete all references to and information for Sau Mui, CFA.

Effective October 15, 2021, in the section entitled, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/PPM America Total Return Fund, please delete the Portfolio Managers table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Michael T. Kennedy, CFA	2009	Senior Managing Director, PPM
Josh Settle, CFA	October 2021	Senior Managing Director, PPM

Effective October 15, 2021, in the section entitled, “Additional Information About the Funds,” under “The Sub-Adviser and Portfolio Management,” for the JNL/PPM America Total Return Fund, please add the following after the third paragraph:

Josh Settle is a senior managing director and portfolio manager on the fixed income team at PPM. He is responsible for investment and allocation decisions for the firm’s core plus fixed income strategy, which is managed on behalf of investors globally. Prior to his current role, Mr. Settle was a senior managing director and head of credit trading, responsible for overseeing a team of credit traders and for trade execution in the utility, retail, consumer goods, leisure, services, healthcare, taxable municipals and CDX/ETF industries. Prior to joining PPM in 2010, he was a corporate bond trader at Northern Trust. Mr. Settle earned a bachelor’s degree in finance and economics from the University of Iowa. He is a CFA® charterholder.

This Supplement is dated November 19, 2021.

Supplement Dated November 19, 2021
To The Statement of Additional Information
Dated April 26, 2021

JNL® Series Trust

Please note that the changes may impact your variable annuity product(s).

Effective October 15, 2021, for the JNL/PPM America Total Return Fund, please delete all references to and information for Sau Mui, CFA.

Effective October 15, 2021, on page 249, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for PPM America, Inc., under “Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest,” for the JNL/PPM America Total Return Fund, please delete the table in the entirety and replace with the following, which reflects information as of October 15, 2021:

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Michael T. Kennedy	Other Registered Investment Companies	1	$57.95 million	1	$108.25 million
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	3	$9.54 billion	0	$0

Josh Settle, CFA	Other Registered Investment Companies	1	$57.95 million	1	$108.25 million
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	3	$9.54 billion	0	$0

Effective October 15, 2021, on page 251, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for PPM America, Inc., under “Security Ownership of Portfolio Managers for the JNL/PPM America Total Return Fund as of October 15, 2021,” please delete the table in the entirety and replace with the following:

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael T. Kennedy	X
Josh Settle, CFA	X

This Supplement is dated November 19, 2021.